UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                                                                                                                                      □

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01 Financial Statements and Exhibits

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

A press release on April 30, 2019, announced that Data I/O has appointed Michael Tidwell as its Vice President of Marketing and Business Development.

Michael most recently served as VP of Marketing and Business Development for Tignis an Artificial Intelligence and Machine Learning startup from 2018 to present.  Previously, he was with Arm Holdings (SoftBank Group) where he served as Head of Segment Product Marketing, IoT Services Group since 2017 and Director of Business Development from 2015 to 2017.  He was with Sansa Security (acquired by Arm Holdings) where he served as Vice President Corporate Marketing and Business Development from 2014 to 2015 and Vice President North American Sales from 2012 to 2014. He previously served in executive and senior management positions at BSQUARE Corp. and Irdeto Mobile Inc. and as well as engineering positions in three startups and university research & development.   Michael holds a Master of Science in Electrical Engineering from the University of Washington and a Bachelor of Electrical Engineering from the Georgia Institute of Technology.

Michael Tidwell and Data I/O Corporation signed an offer letter outlining the material employment arrangements which include: base salary of $225,000; participation in the company’s Management Incentive Compensation Plan (“MICP”) and an incentive compensation target of 50% of his base annual salary; an inducement grant of 25,000 Non-Qualified Stock Options vesting quarterly over 4 years with a six year life, with an May 1, 2019 grant date, and a Fair Market Value option price; an inducement grant of 50,000  Restricted Stock Units vesting annually over 4 years; and a signing grant of 7,500 Restricted Stock Units vesting quarterly over 1 year.   The equity grants are made under or pursuant to the terms of the Data I/O Corporation2000 Stock Incentive Compensation Plan.

Michael entered into the company’s standard Executive Agreement, Non-Compete and non-solicitation Agreement, and Indemnification Agreement.  A copy of the offer letter is furnished herewith as Exhibit 10.0 in this current report.

There were no arrangements or understandings pursuant to which Mr. Tidwell was selected as an officer. There were no related party transactions to report between Mr. Tidwell and the Company.

Item 9.01 Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

10.0	Michael Tidwell Offer Letter
99.0	Press Release: Data I/O Announces Michael Tidwell as Vice President of Marketing and Business Development

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

April 30, 2019	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President, Chief Operating & Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.0	Michael Tidwell Offer Letter
99.0	Press Release: Data I/O Announces Michael Tidwell as Vice President of Marketing and Business Development